Exhibit 99.1

Bridgeline Announces Financial Results for the Third Quarter of Fiscal 2023

Woburn, Mass., August 11, 2023 - Bridgeline Digital, Inc. (NASDAQ: BLIN), a marketing software solutions provider, today announced financial results for its fiscal third quarter ended June 30, 2023.

“Bridgeline’s core products are growing by over 15% CAGR led by HawkSearch which signed over $1 million in new customer contracts this quarter,” said Ari Kahn, Bridgeline’s President and Chief Executive Officer. “Our core products have grown to over 44% of our overall revenue and will begin to dominate our topline as they surpass our legacy products which declined in revenue this year.”

Financial Highlights – Third Quarter of Fiscal Year 2023

●	Total revenue was $3.9 million, compared to $4.2 million in the prior year period.

●	Subscription and licenses revenue was $3.2 million, compared to $3.4 million in the prior year period.

●	Gross profit was $2.6 million, compared to $2.9 million in the prior year period.

●	Gross margin was 68%, compared to 70% in the prior year period.

Financial Highlights – First 9 Months of Fiscal Year 2023

●	Total revenue was $12.1 million, compared to $12.6 million in the prior year period.

●	Subscription and licenses revenue was $9.7 million, compared to $10.1 million in the prior year period.

●	Gross profit was $8.3 million, compared to $8.7 million in the prior year period.

●	Gross margin was 68%, compared to 69% in the prior year period.

Business Highlights

Sales

●	Signed over $1.2 million in new sales, including $600 thousand in license contracts, adding over $200 thousand in annual recurring revenue and more than $600 thousand in professional services.

●	HawkSearch announced new licenses with Aaron Equipment, Seattle Aviation Solutions, Valken Sports, Designerie, Loyola Press, an institutional accreditor and a renowned luxury jewelry retailer.

●	Other new wins include Paul Byron Shoes and Voltus GmbH.

●	In partnership with Duda, Bridgeline sold more than 500 WooRank licenses to Repli who will use them to provide in-depth SEO analysis to their customers.

Partnerships

●	Bridgeline continues to win sales through partnerships with BigCommerce, Salesforce, and Optimizely.

●

Bridgeline announced a partnership with oBundle, an eCommerce agency specializing in BigCommerce. With over 500 successful BigCommerce implementations, oBundle is positioned to introduce Hawksearch to its existing customer base as well as new customers it obtains.

●	Bridgeline recently sold over 500 WooRank licenses to Repli, a property technology company, to power SEO for 500 new websites.

Customer renewals

●	Over 200 of Bridgeline’s customers whose subscription was eligible for renewal this quarter, renewed totaling over $1 million in licenses. Our Core Product customers renewed at over 98%.

Financial Results – Third Quarter of Fiscal Year 2023

●	Total revenue, which is comprised of Licenses and Services revenue, was $3.9 million for the quarter ended June 30, 2023, as compared to $4.2 million for the same period in 2022.

●

Subscription and licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual licenses revenue was $3.2 million for the quarter ended June 30, 2023, compared to $3.4 million for the same period in 2022. As a percentage of total revenue, Subscription and licenses revenue was 81% of total revenue for the quarter ended June 30, 2023, consistent with 81% for the same period in 2022.

●

Services revenue was $0.7 million for the quarter ended June 30, 2023, compared to $0.8 million for the same period in 2022. As a percentage of total revenue, Services revenue accounted for 19% of total revenue for the quarter ended June 30, 2023, consistent with 19% for the same period in 2022.

●	Cost of revenue was $1.3 million for the quarter ended June 30, 2023, compared to $1.3 million for the same period in 2022.

●	Gross profit was $2.6 million for the quarter ended June 30, 2023, as compared to $2.9 million for the same period in 2022.

●

Gross margin was 68% for the quarter ended June 30, 2023, compared to 70% for the same period in 2022. Subscription and licenses gross margin were 73% for the quarter ended June 30, 2023, as compared to 75% for the same period in 2022. Services gross margins were 44% for the quarter ended June 30, 2023, as compared to 46% for the same period in 2022.

●	Operating expenses of $3.3 million for the quarter ended June 30, 2023, was consistent with $3.3 million for the same period in 2022.

●	Operating loss for the quarter ended June 30, 2023, was $0.7 million, as compared to $0.4 million for the same period in 2022.

●

The warrant liability revaluation resulted in a $0.1 million non-cash loss attributable to the change in the fair value of the warrant liabilities for the quarter ended June 30, 2023. This compares to a net gain from revaluation of $0.8 million for the same period in 2022.

●	Net loss for the quarter ended June 30, 2023, was $0.8 million, compared to net income of $0.4 million for the same period in 2022.

Financial Results – First 9 Months of Fiscal Year 2023

●	Total revenue, which is comprised of Licenses and Services revenue, was $12.1 million for the nine months ended June 30, 2023, as compared to $12.6 million for the same period in 2022.

●

Subscription and licenses revenue, which is comprised of SaaS licenses, maintenance and hosting revenue and perpetual licenses revenue was $9.7 million for the nine months ended June 30, 2023, compared to $10.1 million for the same period in 2022. As a percentage of total revenue, Subscription and licenses revenue was 80% of total revenue for the nine months ended June 30, 2023, consistent with 80% for the same period in 2022.

●

Services revenue was $2.4 million for the nine months ended June 30, 2023, compared to $2.5 million for the same period in 2022. As a percentage of total revenue, Services revenue accounted for 20% of total revenue for the nine months ended June 30, 2023, consistent with 20% for the same period in 2022.

●	Cost of revenue was $3.8 million for the nine months ended June 30, 2023, compared to $3.9 million for the same period in 2022.

●	Gross profit was $8.3 million for the nine months ended June 30, 2023, compared to $8.7 million for the same period in 2022.

●

Gross margin was 68% for the nine months ended June 30, 2023, compared to 69% for the same period in 2022. Subscription and licenses gross margin were 74% for the nine months ended June 30, 2023, as compared to 75% for the same period in 2022. Services gross margin was 48% for the nine months ended June 30, 2023, as compared to 46% for the same period in 2022.

●	Operating expenses of $10.0 million for the nine months ended June 30, 2023, were lower than the $10.2 million for the same period in 2022.

●	Operating loss for the nine months ended June 30, 2023, was $1.7 million, as compared to an operating loss of $1.5 million for the same period in 2022.

●

The warrant liability revaluation resulted in a $0.4 million non-cash gain attributable to the change in the fair value of the warrant liabilities for the nine months ended June 30, 2023. This compares to a net gain from revaluation of $3.7 million for the same period in 2022.

●	Net loss for the nine months ended June 30, 2023, was $1.4 million, compared to net income of $2.6 million for the same period in 2022.

Conference Call

Bridgeline Digital, Inc. will hold a conference call today, August 11, 2023, at 4:30 p.m. Eastern Time to discuss these results. The Company’s President and Chief Executive Officer, Ari Kahn, and Chief Financial Officer, Thomas Windhausen, will host the call, followed by a question and answer period.

The details of the conference call and replay are as follows:

Bridgeline Digital Third Quarter 2023 Earnings Call

Friday, August 11, 2023, at 4:30 p.m. ET

https://register.vevent.com/register/BI470fec2c685c4c5d88bf7c3f2e6a064f

Participants can register for the conference call using the above URL above.
Once registered, participants will receive dial-in numbers and unique PIN number.

Replays of the conference call will be available through the following link:

https://edge.media-server.com/mmc/p/fhumgqw4

Non-GAAP Financial Measures

This press release contains the following Non-GAAP financial measures: Adjusted EBITDA, Non-GAAP adjusted net income (loss), and Non-GAAP adjusted net earnings (loss) per diluted share.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment of goodwill and intangible assets, non-cash warrant related income/expense, changes in fair value of contingent consideration, restructuring and acquisition-related costs, amortization of debt discounts, preferred stock dividends and any related tax effects. Bridgeline uses Adjusted EBITDA and Non-GAAP adjusted net income (loss) as supplemental measures of our performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States ("GAAP").

Non-GAAP adjusted net income (loss) and Non-GAAP adjusted net income (loss) per diluted share are calculated as net income (loss) or net income (loss) per share on a diluted basis, excluding, where applicable, amortization of intangible assets, change in fair value of warrants, stock-based compensation, restructuring and acquisition-related costs, goodwill impairment charges, preferred stock dividends and any related tax effects.

Bridgeline's management does not consider these Non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these Non-GAAP financial measures. To compensate for these limitations, Bridgeline management presents Non-GAAP financial measures in connection with GAAP results. Bridgeline urges investors to review the reconciliation of its Non-GAAP financial measures to the comparable GAAP financial measures, which is included in this press release, and not to rely on any single financial measure to evaluate Bridgeline's financial performance.

Our definitions of Adjusted EBITDA and Non-GAAP adjusted net income (loss) may differ from, and therefore may not be comparable with, similarly titled measures used by other companies, thereby limiting their usefulness as comparative measures. As a result of the limitations that Adjusted EBITDA and Non-GAAP adjusted net income (loss) have as an analytical tool, investors should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP.

Safe Harbor for Forward-Looking Statements

Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, are based on our current expectations, estimates and projections about our industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These statements appear in a number of places in this press release and include statements regarding the intent, belief or current expectations of Bridgeline Digital, Inc. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, including, but not limited to, business operations and the business of our customers, suppliers and partners; our ability to retain and upgrade current customers, increasing our recurring revenue, our ability to attract new customers, our revenue growth rate; our history of net loss and our ability to achieve or maintain profitability, instability in the financial markets, including the banking sector; our liability for any unauthorized access to our data or our users’ content, including through privacy and data security breaches; any decline in demand for our platform or products; changes in the interoperability of our platform across devices, operating systems, and third party applications that we do not control; competition in our markets; our ability to respond to rapid technological changes, extend our platform, develop new features or products, or gain market acceptance for such new features or products, particularly in light of potential disruptions to the productivity of our employees resulting from remote work; our ability to manage our growth or plan for future growth, and our acquisition of other businesses and the potential of such acquisitions to require significant management attention, disrupt our business, or dilute stockholder value; the volatility of the market price of our common stock, the ability to maintain our listing on the NASDAQ Capital Market, or our ability to maintain an effective system of internal controls, as well as other risks described in our filings with the Securities and Exchange Commission. Any of such risks could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. Bridgeline Digital, Inc. assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release, except as required by applicable law.

About Bridgeline Digital

Bridgeline is a marketing software solutions provider that offers a suite of products that help companies grow online revenue by driving more traffic to their websites, converting more visitors to purchasers, and increasing average order value.

To learn more, please visit www.bridgeline.com or call (800) 603-9936.

Contact:

Bridgeline Digital, Inc.

Thomas R. Windhausen

Chief Financial Officer

twindhausen@bridgeline.com

BRIDGELINE DIGITAL, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue:
Subscription and perpetual licenses	$3,168	$3,394	$9,670	$10,117
Digital engagement services	742	812	2,417	2,492
Total revenue	3,910	4,206	12,087	12,609

Cost of revenue:
Subscription and perpetual licenses	848	835	2,549	2,532
Digital engagement services	419	436	1,259	1,353
Total cost of revenue	1,267	1,271	3,808	3,885
Gross profit	2,643	2,935	8,279	8,724

Operating expenses:
Sales and marketing	1,197	1,382	3,792	3,880
General and administrative	779	812	2,367	2,460
Research and development	936	771	2,609	2,495
Depreciation and amortization	384	373	1,143	1,213
Restructuring and acquisition related expenses	12	-	57	164
Total operating expenses	3,308	3,338	9,968	10,212
Loss from operations	(665)	(403)	(1,689)	(1,488)

Change in fair value of contingent consideration, interest expense and other, net	-	(8)	(19)	427
Change in fair value of warrant liabilities	(107)	818	361	3,693
Income (loss) before income taxes	(772)	407	(1,347)	2,632
Provision for income taxes	9	4	25	12
Net income (loss)	$(781)	$403	$(1,372)	$2,620

Net income (loss) per share attributable to common shareholders:
Basic net income (loss) per share	$(0.07)	$0.04	$(0.13)	$0.26
Diluted net income (loss) per share	$(0.07)	$0.04	$(0.13)	$0.25
Number of weighted average shares outstanding:
Basic	10,417,609	10,217,609	10,417,609	10,203,570
Diluted	10,417,609	10,269,752	10,424,187	10,364,902

BRIDGELINE DIGITAL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(Unaudited)

	June 30,	September 30,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$2,607	$2,856
Accounts receivable, net	1,005	1,182
Prepaid expenses and other current assets	400	242
Total current assets	4,012	4,280
Property and equipment, net	185	268
Operating lease assets	439	589
Intangible assets, net	5,236	6,268
Goodwill	15,985	15,985
Other assets	87	123
Total assets	$25,944	$27,513

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Current portion of long-term debt	$210	$429
Current portion of operating lease liabilities	167	199
Accounts payable	1,138	972
Accrued liabilities	862	995
Current portion of purchase price and contingent consideration payable	-	250
Deferred revenue	2,512	1,943
Total current liabilities	4,889	4,788
Long-term debt, net of current portion	533	588
Operating lease liabilities, net of current portion	272	390
Warrant liabilities	388	749
Other long-term liabilities	644	646
Total liabilities	6,726	7,161

Commitments and contingencies

Stockholders' equity:
Preferred stock - $0.001 par value; 1,000,000 shares authorized; Series C Convertible Preferred stock: 11,000 shares authorized; 350 shares issued and outstanding at June 30, 2023 and September 30, 2022	-	-
Common stock - $0.001 par value; 50,000,000 shares authorized; 10,417,609 shares issued and outstanding at June 30, 2023 and September 30, 2022	10	10
Additional paid-in-capital	100,980	100,704
Accumulated deficit	(81,514)	(80,142)
Accumulated other comprehensive loss	(258)	(220)
Total stockholders' equity	19,218	20,352
Total liabilities and stockholders' equity	$25,944	$27,513

BRIDGELINE DIGITAL, INC.
RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	June 30,		June 30,
	2023	2022	2023	2022
Reconciliation of GAAP net income (loss) to Adjusted EBITDA:
GAAP net income (loss)	$(781)	$403	$(1,372)	$2,620
Provision for income taxes	9	4	25	12
Change in fair value of contingent consideration, interest expense and other, net	-	(148)	19	(583)
Change in fair value of warrants	107	(818)	(361)	(3,693)
Amortization of intangible assets	346	354	1,032	1,151
Depreciation and other amortization	45	19	132	62
Restructuring and acquisition related charges	12	-	57	164
Stock-based compensation	99	249	276	364
Adjusted EBITDA	$(163)	$63	$(192)	$97

Reconciliation of GAAP net income (loss) to non-GAAP adjusted net income (loss):
GAAP net income (loss)	$(781)	$403	$(1,372)	$2,620
Change in fair value of warrants	107	(818)	(361)	(3,693)
Amortization of intangible assets	346	354	1,032	1,151
Restructuring and acquisition related charges	12	-	57	164
Stock-based compensation	99	249	276	364
Non-GAAP adjusted net income (loss)	$(217)	$188	$(368)	$606

Reconciliation of GAAP net earnings (loss) per diluted share to non-GAAP adjusted net earnings (loss) per diluted share:
GAAP net income (loss) applicable to common shareholders	$(0.07)	$0.04	$(0.13)	$0.25
Change in fair value of warrants	0.01	(0.08)	(0.03)	(0.36)
Amortization of intangible assets	0.03	0.03	0.10	0.11
Restructuring and acquisition related charges	0.00	-	0.01	0.02
Stock-based compensation	0.01	0.02	0.03	0.04
Non-GAAP adjusted net income (loss) per diluted share	$(0.02)	$0.02	$(0.04)	$0.06